UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
---------------
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2025

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
------------	------------	------------
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
--------------------------------------------------------------------
(Address of principal executive offices) (zip code)

(833) 571-0486
------------------------------------------------------------------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.875% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B	CMA PrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

ITEM 7.01    REGULATION FD DISCLOSURE.

Comerica Incorporated (“Comerica”) previously announced that Curtis C. Farmer, Chairman, President and Chief Executive Officer, James J. Herzog, Senior Executive Vice President and Chief Financial Officer and Peter L. Sefzik, Senior Executive Vice President and Chief Banking Officer, will make a presentation on behalf of Comerica at the 2025 Barclays Global Financial Services Conference on Tuesday, September 9, 2025. Kelly A. Gage, Director of Investor Relations, will also participate. Comerica's presentation will begin at 7:30 a.m. ET. To access the live audio webcast, visit the “Investor Relations” area of Comerica's website at www.comerica.com. Replays will be available at the same location following the conference.

A copy of the presentation slides, which will be discussed at that conference, is attached hereto as Exhibit 99.1. Comerica may also discuss or disclose material business, financial or other information not contained in the presentation slides. From time to time, Comerica may also use this presentation in conversations with investors and analysts.

The information in Items 7.01 and 9.01 of this report (including Exhibit 99.1 hereto) is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

    (d)     Exhibits

    99.1 2025 Barclays Global Financial Services Conference Presentation Slides

    104 The cover page from Comerica's Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:    /s/ Von E. Hays
Name:    Von E. Hays
Title:    Senior Executive Vice President and
Chief Legal Officer

Date: September 8, 2025